UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2026

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Braze, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-41065	45-2505271
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

63 Madison Building 28 East 28th Street, Floor 12 New York, New York 10016 (Address of Principal Executive Offices, Including Zip Code)

(609) 964-0585
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BRZE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On October 19, 2026, Braze, Inc., a Delaware corporation (“Braze” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Salesforce, Inc., a Delaware corporation (“Parent”), and Banff Acquisition Sub Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation (the “Surviving Corporation”) and a wholly owned subsidiary of Parent (the “Merger”). The Merger Agreement has been unanimously approved by the board of directors of the Company (the “Company Board”). Capitalized terms used herein without definition have the meanings specified in the Merger Agreement.

Consideration to Company Stockholders. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein, at the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock”) issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares, Cancelled Shares or Converted Shares) will be converted into the right to receive $47.50 per share in cash, without interest (the “Per Share Merger Consideration”). From and after the Effective Time, all shares of Class A Common Stock (other than any Dissenting Shares, Cancelled Shares or Converted Shares) shall cease to be issued and outstanding and shall automatically be cancelled and retired and shall cease to exist.

Treatment of Company Equity Awards. The Merger Agreement provides that, at the Effective Time:

•

Each option to purchase Class A Common Stock granted under either the Company’s 2021 Equity Incentive Plan or the Company’s Amended and Restated 2011 Equity Incentive Plan (together, the “Company Equity Plans”) that has a per share exercise price that is less than the amount of the Per Share Merger Consideration (each, an “In-the-Money Company Option”) that is outstanding and unexercised will be cancelled, and the holder thereof will be entitled to receive an amount equal to the Per Share Merger Consideration in respect of each share covered by such option after withholding shares to cover the exercise price (as determined in accordance with the formula in the Merger Agreement), without interest and less applicable tax withholdings.

•	Each option to purchase Class A Common Stock granted under any Company Equity Plan that is not an In-the-Money Company Option and that is then outstanding and unexercised, whether or not vested, will be cancelled without payment.

•	Each restricted stock unit award relating to shares of Class A Common Stock granted under any Company Equity Plan that is outstanding and subject solely to service-based vesting requirements (each, a “Company RSU”) and that (i) is held by a non-employee member of the Company Board or (ii) is vested (each, a “Director or Vested Company RSU”) will be cancelled, and the holders thereof will be entitled to receive an amount equal to the Per Share Merger Consideration in respect of each share of Class A Common Stock subject to such Company RSU immediately prior to the Effective Time, without interest and less applicable tax withholdings.

•	Each Company RSU that is not a Director or Vested Company RSU and that is outstanding will be assumed and converted automatically into a restricted stock unit with respect to shares of common stock, par value $0.001 per share, of Parent (“Parent Common Stock”) (each, an “Adjusted RSU”) based on the conversion ratio set forth in the Merger Agreement, on the same terms and conditions as the applicable Company RSU, provided that Parent will have the ability to determine that awards held by certain non-U.S. employees will either be converted to cash awards or cashed out at the Effective Time.

•	Each restricted stock unit award relating to shares of Class A Common Stock granted under any Company Equity Plan that is outstanding, unvested and subject to performance-based and service-based vesting requirements (each, a “Company PSU”) will be assumed and converted automatically into an Adjusted RSU based on the conversion ratio set forth in the Merger Agreement and (i) with respect to any performance period completed prior to the Closing Date (including the fiscal year beginning February 1, 2026, if the Closing Date is on or after February 1, 2027), based on actual performance and (ii) with respect to any performance period not completed prior to the Closing Date, the target level of performance (except that if the Closing Date occurs prior to February 1, 2027, the number of Company PSUs earned for the performance period beginning February 1, 2026 shall be determined based on the greater of (x) the target level of performance and (y) actual performance), on the same terms and conditions (excluding any performance-based vesting conditions) as the applicable Company PSU.

•	Notwithstanding the treatment of Class A Common Stock described above, (i) certain shares of Class A Common Stock held by specified individuals that are unvested (each, an “Assumed Company Restricted Share”) will be assumed and converted automatically into an award covering shares of restricted Parent Common Stock based on the conversion ratio set forth in the Merger Agreement, on the same terms and conditions as the applicable Assumed Company Restricted Share, and (ii) certain shares of Class A Common Stock held by other specified individuals that are unvested will be converted into the right to receive an amount equal to the Per Share Merger Consideration, without interest and less applicable tax withholdings.

•

The Company’s 2021 Employee Stock Purchase Plan (the “Company ESPP”) will be terminated effective immediately prior to the Effective Time. No employee who is not already a participant in the current offering period under the Company ESPP as of the date of the Merger Agreement may become a participant therein, and no current participant may increase his or her payroll deduction election from that in effect on the date of the Merger Agreement. If the current offering period under the Company ESPP terminates prior to the Effective Time, no new offering period will commence thereafter. If the current offering period under the Company ESPP is still in effect at the Effective Time, the last day of such offering period will be accelerated to a date that is no later than three business days prior to the Closing Date.

Conditions to Closing. Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others, (a) the approval of the Merger and adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the outstanding shares of Class A Common Stock, (b) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications, (c) compliance by the parties with their respective covenants in the Merger Agreement in all material respects, (d) the absence of any law or order restraining, enjoining, or otherwise prohibiting the consummation of the Merger or imposing a Burdensome Condition, (e) the expiration of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other approvals under specified antitrust and foreign investment laws, and (f) the absence of a Company Material Adverse Effect on or after the date of the Merger Agreement that is continuing as of immediately prior to the Closing.

Representations, Warranties and Covenants. The Merger Agreement contains customary representations, warranties and covenants made by each of the Company, Parent and Merger Sub, including, among others, covenants by the Company regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, public disclosures and other matters. The Company is required, among other things, not to solicit alternative business combination transactions and, subject to limited exceptions, not to engage in discussions or negotiations regarding an alternative business combination transaction. The Company is required to convene a meeting of its stockholders to vote on the adoption of the Merger Agreement.

Termination Rights. Both the Company and Parent may terminate the Merger Agreement under certain specified circumstances, including (a) by mutual written consent of the Company and Parent, (b) by either party, if the Merger is not consummated by the first anniversary of the date of the Merger Agreement, subject to one extension of up to 90 days and one additional extension of up to 90 days, in order to obtain required regulatory approvals (the “Outside Date”), (c) by either party, if the approval of the Merger by the Company stockholders is not obtained, (d) by Parent, if, prior to the time that the Company obtains approval of the Merger from the Company stockholders, the Company Board makes a change of recommendation with respect to the proposed transaction or materially breaches its no-shop obligations, (e) by the Company, if, prior to the time that the Company obtains approval of the Merger from the Company stockholders, the Company Board makes a change of recommendation with respect to the proposed transaction and substantially concurrently enters into a superior proposal, (f) by either party, if a governmental authority of competent jurisdiction has issued a final and non-appealable order preventing the consummation of the Merger, or (g) by either party, if the other party breaches its representations, warranties or covenants in the Merger Agreement, such that the applicable conditions to Closing set forth in the Merger Agreement would not be satisfied, subject in certain cases, to the right of the breaching party to cure the breach.

In certain specified circumstances in connection with the termination of the Merger Agreement, including, subject to the limitations set forth in the Merger Agreement, if the Merger Agreement is terminated by Parent or the Company (i) because the Merger has not been consummated by the Outside Date or (ii) because a final, non-appealable injunction or applicable regulatory law permanently prohibits the Merger, and certain other requirements specified in the Merger Agreement are met, Parent will be required to pay the Company a termination fee equal to $300,000,000 in cash. In certain specified circumstances in connection with the termination of the Merger Agreement, including, subject to the limitations set forth in the Merger Agreement, if the Company does not obtain approval of the Merger from the Company stockholders, if the Company Board changes or withdraws its recommendation of the Merger to the Company stockholders or if the Company Board terminates the Merger Agreement to enter into an agreement with respect to a superior proposal, the Company will be required to pay Parent a termination fee equal to $191,390,000 in cash.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K (“8-K”) and incorporated by reference herein.

The Merger Agreement and the above description have been included to provide investors with information regarding the terms of the agreement. They are not intended to provide any other factual information about the Company, Parent or their respective subsidiaries or affiliates or stockholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Parent, Merger Sub or any of their respective subsidiaries, affiliates, businesses, or stockholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company or Parent. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation but only in conjunction with the other information about the Company or Parent and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the U.S. Securities and Exchange Commission (“SEC”).

Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, certain Company stockholders (each, a “Company Support Party” and collectively, the “Company Support Parties”) entered into a voting and support agreement (the “Voting and Support Agreement”) with Parent, pursuant to which, among other things, and subject to the terms of the Voting and Support Agreement, each such Company Support Party agreed to vote all shares of Class A Common Stock owned by such Company Support Party, (i) in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, and (ii) against any acquisition proposal or any action or agreement that is in opposition to the Merger. The Voting and Support Agreement terminates upon certain events, including the termination of the Merger Agreement in accordance with its terms.

The foregoing summary of the Voting and Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Voting and Support Agreement, a copy of which is filed as Exhibit 99.1 to this 8-K and incorporated herein by reference. The Voting and Support Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company or the Company Support Parties. Moreover, the representations and warranties in the Voting and Support Agreement were used for the purposes of allocating risk between the Company and the Company Support Parties rather than establishing matters of fact. Accordingly, the representations and warranties in the Voting and Support Agreement should not be relied on as characterization of the actual state of facts about the Company or any of the Company Support Parties.

Item 8.01    Other Events

On October 20, 2026, Parent and the Company issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is attached as Exhibit 99.2 to this 8-K and incorporated herein by reference.

Forward-Looking Statements

This 8-K contains forward-looking statements, including, but not limited to, statements related to the proposed acquisition of the Company by Parent. Words such as “expects,” “anticipates,” “aims,” “projects,” “intends,” “plans,” “believes,” “estimates,” “seeks,” “assumes,” “may,” “should,” “could,” “would,” “foresees,” “forecasts,” “predicts,” “targets,” “will”, “commitments,” variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based upon Parent’s and the Company’s current plans, assumptions, beliefs, and expectations. Forward-looking statements are subject to the occurrence of many events outside of Parent’s and the Company’s control. Actual results and the timing of events may differ materially from those contemplated by such forward-looking statements due to numerous factors that involve substantial known and unknown risks and uncertainties.

These risks and uncertainties include, among other things, statements regarding the expected benefits to Parent, the Company and their respective customers from completing the transaction, plans for future investment and capital allocation, the expected financial performance of Parent following the expected completion of the transaction, and the expected completion of the transaction. Statements regarding future events are based on the parties’ current expectations, estimates and projections and are necessarily subject to associated risks related to, among other things, (i) the completion of the proposed transaction on the anticipated terms and timing, or at all, including the parties’ ability to obtain regulatory approvals and the requisite vote by the Company shareholders and satisfy other conditions to the completion of the transaction, (ii) the effect of the announcement or pendency of the proposed transaction on the Company’s business, operating results, ability to retain and hire key personnel, and relationships with customers, suppliers, competitors and others, (iii) risks that the proposed transaction may disrupt the Company’s current plans and business operations or divert management’s attention from ongoing business operations, (iv) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (v) the risk that the Merger Agreement may be terminated in circumstances requiring Parent or the Company to pay a termination fee, (vi) the risk and outcome of any legal or regulatory proceedings related to the transaction, (vii) the potential effects on the accounting of the proposed transaction, (viii) legislative, regulatory and economic developments, (ix) general economic conditions, (x) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (xi) the retention of key personnel, (xii) the ability of Parent to successfully integrate the Company’s market opportunities, technology, personnel and operations and to achieve expected benefits, including the possibility that the expected benefits from the transaction will not be realized or will not be realized within the expected time period, (xiii) the possibility that competing offers may be made, (xiv) negative effects of the announcement or the consummation of the proposed acquisition on the market price of Parent’s common stock and/or operating results, (xv) significant transaction costs and expenses, and (xvi) unknown liabilities.

For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Parent’s and the Company’s respective periodic reports and other filings with the SEC, including the risk factors identified in Parent’s and the Company’s most recent Annual Reports on Form 10-K, available at www.sec.gov. The forward-looking statements included in this 8-K are made only as of the date hereof. Forward-looking statements should be considered in light of these risks and uncertainties. Investors and others are cautioned not to place undue reliance on forward-looking statements. Neither Parent nor the Company undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Additional Information and Where to Find It

This 8-K is being made in respect of a proposed transaction involving Parent and the Company. In connection with the proposed transaction, the Company intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. The information in the preliminary proxy statement will not be complete and may be changed. The Company will deliver the definitive proxy statement to its shareholders as required by applicable law. This 8-K does not constitute a solicitation of any vote or approval and is not a substitute for any proxy statement or any other document that may be filed with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by the Company (when they become available) may also be obtained free of charge from the Company’s investor relations website at investors.braze.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for the 2026 annual meeting of stockholders, which was filed with the SEC on May 18, 2026 (the “2026 Annual Meeting Proxy Statement”, which is available at sec.gov/Archives/edgar/data/1676238/000114036126021908/ny20068382x2_def14a.htm#tIRD), and in other documents filed by the Company with the SEC. Please refer to the sections captioned “Information Regarding Director Nominees and Current Directors,” “Information Regarding the Board of Directors and Corporate Governance,” “Executive Officers,” “Compensation Discussion and Analysis,” “Pay Versus Performance,” “Non-Employee Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management” in the 2026 Annual Meeting Proxy Statement. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of the proxy statement relating to the proposed transaction and such other materials may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This 8-K is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of October 19, 2026, by and among the Company, Parent and Banff Acquisition Sub Inc.
99.1	Voting and Support Agreement, dated as of October 19, 2026, by and among Parent and each of the persons set forth on Schedule A thereto
99.2	Joint Press Release issued by Salesforce, Inc. and Braze, Inc., dated as of October 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAZE, INC.

Date: October 20, 2026	By:	/s/ Christopher M. Lal
		Name:	Christopher M. Lal
		Title:	General Counsel & Corporate Secretary